--------------------------------------------------------------------------------
                    BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2002
Dear Shareholder:

     The semi-annual period ended April 30, 2002, saw general turmoil in the equity markets. However, during this time bond markets, particularly municipal securities, proved to be a shelter for investors seeking refuge from unstable economic conditions. Over the period, municipal bonds outperformed Treasuries returning 1.08% versus -1.88%, respectively, as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX* and LEHMAN BROTHERS TREASURY INDEX.**

     During the six-month period, the bond market was not without volatility. In the aftermath of the September 11th tragedy, the Federal Reserve Board (the "Fed") lowered interest rates four times before the year ended. Since bond prices generally move in the opposite direction from interest rates, this aggressive action initially sent bond yields downward and prices (and returns) markedly higher.

     For the first quarter of 2002, issues of new municipal securities increased by 10%, totaling $65 billion, setting a record for the largest first quarter issuance in history. Due in part to budgetary pressures, a slowing economy, and municipalities' ongoing need to finance infrastructure projects, the final month of the period continued to see heightened levels of new issuance and year-to-date volume has now reached $87 billion. In March, fixed income markets suffered following the Fed's announcement of a bias shift from "potential weakness" to "neutral," which led the investment community to anticipate an economy in the early stages of recovery. Despite higher than expected unemployment numbers during April, economic indicators generally concluded the period on a more positive tone than they began. U.S. manufacturing, as measured by the ISM (Institute for Supply Management) Index, remained at expansionary levels in April and the Consumer Confidence Index has bounced from its November low on increasing expectations. However, we remain cautious that the strong consumer demand, which has created an increasingly optimistic stimulus, may become exhausted and slow.

     Interest rate fluctuations, such as we have seen recently can be difficult for investors, especially those who depend on fixed income investments for current income. We encourage you to consult with your financial advisor to help you establish a strategy that best fits your overall goals and risk tolerance.

     The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We encourage you to read the report and we thank you for making BlackRock part of your investment program.

Sincerely,


/s/ Laurence D. Fink                          /s/ Ralph L. Schlosstein

Laurence D. Fink                              Ralph L. Schlosstein
Chairman                                      President

----------

* The Lehman Brothers Municipal Bond Index measures the performance of the investment grade long-term tax-exempt bond market. The Index is unmanaged and cannot be purchased directly.

** The Lehman Brothers Treasury Index measures the performance of the public obligations of the U.S. Treasury. The Index is unmanaged and cannot be purchased directly.

                                                                    May 31, 2002

Dear Shareholder:

     We are pleased to present the first unaudited semi-annual report for the BlackRock New York Municipal Income Trust (the "Trust") for the period ended April 30, 2002. We would like to take this opportunity to review the Trust's stock price, net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNY". The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve this objective by investing in New York tax-exempt general obligation and revenue bonds issued by city, county and state municipalities. The Trust will invest at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality (rated "AAA" to "BBB" by a major rating agency or of equivalent quality). The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are non-investment grade quality (rated "BB" or "B" by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's share price and net asset value:

                           -----------------------------------------------------
                             4/30/02   10/31/01    CHANGE      HIGH      LOW
--------------------------------------------------------------------------------
  SHARE PRICE                 $13.94    $14.62     (4.65)%    $15.00    $13.24
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)       $13.79    $14.09     (2.13)%    $14.27    $13.13
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period although increasingly positive economic data surfaced as time progressed. The U.S. economy showed signs of a rebound on the heels of strong consumer and military spending, which helped to overcome the devastation of September 11th. The Fed also provided further monetary stimulus by cutting interest rates two additional times prior to year-end, leaving the federal funds rate at 1.75%. This was in addition to nine previous interest rate reductions by the Fed during 2001. The Consumer Confidence Index initially reached its lowest level in eight years during November, but marked a steady climb during the remainder of the period as investors readily anticipated an economic recovery. The economy continued to see increasingly optimistic data emerge throughout the first quarter of 2002. Gross Domestic Product ("GDP") during the first quarter rose 5.6%, the fastest rate in two years, and the manufacturing sector saw substantial gains as the Purchasing Managers Index indicated expansion for the first time in 19 months. Although productivity increased 8.6% during the first quarter, unemployment in April reached 6.0%. However, the unexpectedly high unemployment number is believed to be a result of recent legislation prompting many to apply for extended benefits. After surprising growth in the first quarter of 2002, the fixed income markets came under pressure following the March 19th announcement by the Federal Open Market Committee ("FOMC") to leave rates steady, citing a bias shift from "potential weakness" to "neutral." The equity markets did not significantly benefit from the emergence of the strong growth indicators as they were challenged by several high profile bankruptcies. Closing out the period, April saw the largest advancement in retail sales in six months and inflationary pressures remain relatively in check. However, concerns regarding the corporate environment and violence in the Middle East and Asia have left many investors apprehensive about the markets. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

     Following a steepening of the yield curve throughout the majority of 2001, yields over the period trended higher causing the curve to flatten. Signs of a recovering economy caused yields to rise in sympathy with expectations of a higher fed funds rate by year end. The 5- to 10-year portion of the yield curve came under the most pressure, rising 93 and 86 basis points, respectively, during the period. Yields on 2- and 30-year maturities also suffered during the period rising 80 and 72 basis points, respectively. After struggling following the FOMC's announcement of a bias shift in March, Treasuries bounced back in April. April's performance was driven by economic pessimism, which surfaced as enthusiasm for a rapid economic recovery waned amidst tensions in the Middle East, cautious corporate earnings announcements and government reports of a slower growth pattern.

Looking ahead, a budget surplus of only $78 billion and a 30% decline in tax revenues for 2001 has caused Treasury finances to deteriorate sharply and should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing. As of April 30, 2002, the 10-year Treasury was yielding 5.09% versus 4.23% on October 31, 2001.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ended April 30, 2002, returning 1.76% (as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX at a tax bracket of 38.6%) versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. Strong institutional and retail demand for municipal bonds allowed the sector to show outperformance versus Treasuries across the entire curve. Demand was driven primarily by two factors: yields on municipal securities remain attractive versus alternative fixed income investments, and continued volatility in the equity markets led investors to seek diversification. Strong demand was met by significant new issuance as the first quarter of 2002 posted a 10% increase over the same period in 2001 and was the largest first quarter total on record. In April, new bond issuance continued its strong trend with a 12% increase from a year earlier, bringing total year-to-date issuance to $87 billion. Similar to Treasuries, the municipal yield curve flattened over the period as yields on short to intermediate maturities rose more quickly than long-term rates.

     The onset of the recession combined with the September 11th tragedy impacted the U.S. economy and especially that of New York. Economic growth in New York ceased after September 11th and the State's unemployment rate has grown to 6.1% in April 2002, up from 4.3% a year earlier and the highest level since March 1998. Since April 2001, private sector employment has declined 1.5% or 107,800 jobs; the national decrease was 1.4% during the same period. Many of these losses are concentrated in New York City. While the State benefits from a broad and diverse economic base and substantial wealth and resources, the impact on the State's budget is significant. The State will use up its $1.6 billion surplus from fiscal 2001 to meet the budgetary needs in FY2002. The State's fiscal flexibility will diminish unless the economy rebounds and tax receipts increase; management will be challenged to maintain an operating surplus going forward. The FY2003 budget was produced in a timely manner, which helped maintain the New York State's AA rating from S&P.

     The State's fiscal health is directly linked to that of New York City. The demise of the World Trade Center and the devastation to lower Manhattan has impacted the City's business structure. New York City lost 147,000 jobs due to the recession and the September 11th attack. The unemployment rate grew to 7.7% in April 2002, up from 5.5% the previous April. However, private sector employment showed the first indications of growth, in April 2002. The City's administration projects that it will close FY2002 in balance and with a small surplus. FY2003-06 will present the City with greater challenges; a budget gap in excess of $4 billion is projected for next year. The long-term uncertainty has prompted Moody's to change the outlook on New York City's A2 rating to "negative."

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was approximately 39% of total assets.

     Municipals outperformed Treasuries for the period due to strong retail demand despite record issuance. The curve flattened over the period as rates at the short end of the curve rose rapidly in anticipation of the Fed raising rates in an economic recovery. Rates at the long end of the curve rose moderately and the curve remains steep on a historical basis. We continue to focus on bonds with higher coupons as they provide the most attractive income stream and also tend to have superior performance in a rising rate environment.

     The following charts show the Trust's asset composition and credit quality allocations:

   --------------------------------------------------------------------------
                                SECTOR BREAKDOWN
   --------------------------------------------------------------------------
    SECTOR                                 APRIL 30, 2002   OCTOBER 31, 2001
   --------------------------------------------------------------------------
    Transportation                               18%                12%
   --------------------------------------------------------------------------
    School                                       13%                24%
   --------------------------------------------------------------------------
    Water & Sewer                                12%                17%
   --------------------------------------------------------------------------
    Lease Revenue                                11%                 7%
   --------------------------------------------------------------------------
    Housing                                      10%                 6%
   --------------------------------------------------------------------------
    Other                                        10%                 7%
   --------------------------------------------------------------------------
    Special Tax                                   9%                 6%
   --------------------------------------------------------------------------
    Hospital 6%                                   6%
   --------------------------------------------------------------------------
    District 5%                                   5%
   --------------------------------------------------------------------------
    City, County & State                          2%                 4%
   --------------------------------------------------------------------------
    Industrial & Pollution Control                2%                 2%
   --------------------------------------------------------------------------
    Power                                         2%                 1%
   --------------------------------------------------------------------------
    Sales Tax                                    --                  3%
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
    CREDIT RATING*                         APRIL 30, 2002   OCTOBER 31, 2001
   --------------------------------------------------------------------------
    AAA/Aaa                                      30%                38%
   --------------------------------------------------------------------------
    AA/Aa                                        27%                32%
   --------------------------------------------------------------------------
    A/A                                          31%                18%
   --------------------------------------------------------------------------
    BBB/Baa                                       5%                 5%
   --------------------------------------------------------------------------
    Not Rated                                     7%                 7%
   --------------------------------------------------------------------------

----------
*  Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in the BlackRock New York Municipal Income Trust. Please feel free to call our marketing center at
(800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
                    BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

  Symbol on New York Stock Exchange:                                 BNY
--------------------------------------------------------------------------------
  Initial Offering Date:                                        July 27, 2001
  Closing Share Price as of 4/30/02:                              $13.94
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/02:                                  $13.79
  Yield on Closing Share Price as of 4/30/02 ($13.94)(1):           6.29%
  Current Monthly Distribution per Share(2):                       $0.073125
  Current Annualized Distribution per Share(2):                    $0.877500
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.

(2)  The distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS APRIL 30, 2002 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                                                        OPTION CALL        VALUE
RATING*    (000)                              DESCRIPTION                                                PROVISIONS       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--158.2%
                 NEW YORK--126.8%
                 Charter Mac Equity Issuer Trust,
NR    $ 6,000      Ser. A, 6.30%, 6/30/49 ...........................................................    6/09 @ 100    $  5,968,740
NR      5,500      Ser. B, 6.80%, 11/30/50 ..........................................................   11/10 @ 100       5,464,415
Aaa     2,750    Columbia Cnty. Ind. Dev. Agcy., Civic Fac. Rev., Hudson Valley Care,
                   Ser. A, 6.875%, 3/20/37 ..........................................................    3/12 @ 105       3,125,815
AA      8,000    Dutchess Cnty. Ind. Dev. Agcy., Civic Fac. Rev., Vassar Coll. Proj.,
                   5.35%, 9/01/40 ...................................................................    8/11 @ 101       8,014,560
AAA     1,355    East Rochester Hsg. Auth., Gates Sr. Hsg. Inc. Proj., 6.13%, 4/20/43, GNMA .........   10/11 @ 105       1,422,763
A-      2,590    Long Island Pwr. Auth. Elec. Sys. Rev., Ser. A, 5.50%, 12/01/29 ....................    6/03 @ 101       2,619,992
                 Munimae TE Bond Subsidiary, LLC,
NR      6,000      Ser. A, 6.30%, 6/30/49 ...........................................................    11/09 @ 100      5,967,600
NR      3,000      Ser. B, 6.80%, 6/30/50 ...........................................................    11/10 @ 100      2,980,590
                 New York City Ind. Dev. Agcy.,
A         750      Marymount Sch. Proj., 5.125%, 9/01/21, ACA .......................................    9/11 @ 102         727,073
A       2,000      Marymount Sch. Proj., 5.25%, 9/01/31, ACA ........................................    9/11 @ 102       1,927,760
AAA     1,550      Royal Charter Presbyterian, 5.25%, 12/15/32, FSA .................................   12/11 @ 102       1,533,973
BBB-   14,850      Spec. Arpt. Airis JFK I LLC Proj., Ser. A, 5.50%, 7/01/28 ........................    7/11 @ 100      13,745,605
A3      6,000      Term. One Grp. Assoc. Proj., 6.00%, 1/01/19 ......................................    1/04 @ 102       6,079,920
                 New York City Mun. Wtr. Fin. Auth. Rev.,
AAA     5,000      Ser. A, 5.00%, 6/15/32, FGIC .....................................................    6/11 @ 100       4,812,700
AA      7,000      Ser. C, 5.00%, 6/15/32 ...........................................................    6/11 @ 100       6,717,270
AA     12,865      Ser. E, 5.00%, 6/15/26 ...........................................................    6/11 @ 100      12,479,565
                 New York City Trans. Fin. Auth. Rev., Ser. C,
AA+    16,470      4.75%, 5/01/23 ...................................................................    5/08 @ 101      15,449,025
AA+     9,600      5.00%, 5/01/29 ...................................................................    5/09 @ 101       9,216,864
                 New York St. Dorm. Auth. Rev.,
AA-     3,000      City Univ. Sys., Ser. A, 5.25%, 7/01/31 ..........................................    7/11 @ 100       2,969,490
A3     13,780      Lenox Hill Hosp. Oblig. Grp., 5.50%, 7/01/30 .....................................    7/11 @ 101      13,744,448
AAA     2,425      New Sch. Univ., 5.00%, 7/01/31, MBIA .............................................    7/11 @ 100       2,335,299
AAA     9,000      New Sch. Univ., 5.00%, 7/01/41, MBIA .............................................    7/11 @ 100       8,558,550
AAA    12,000      New York Univ., Ser. 2, 5.00%, 7/01/41, AMBAC ....................................    7/11 @ 100      11,411,400
AAA     2,000      Winthrop Univ. Hosp. Assoc., Ser. A, 5.25%, 7/01/31, AMBAC .......................    7/11 @ 101       1,982,580
AAA     9,710    New York St. Environ. Facs. Corp., Mun. Wtr. Fin. Rev., 5.00%, 6/15/31 .............    6/11 @ 100       9,421,807
Aaa    15,500    New York St. Mtg. Agcy. Rev., Ser. A, 5.30%, 10/01/31 ..............................    4/11 @ 100      15,160,395
AA-     6,290    New York St. Urban Dev. Corp. Rev., Correctional Cap. Facs., Ser. 6,
                   5.375%, 1/01/25 ..................................................................    1/06 @ 102       6,316,670
                 Port Auth. New York & New Jersey Rev.,
AAA     9,500      Ser. 124, 5.00%, 8/01/36, FGIC ...................................................    8/08 @ 101       9,170,255
AAA    14,000      Spec. Oblig. JFK Intl. Air Term. 6, 5.75%, 12/01/22, MBIA ........................   12/07 @ 102      14,476,700
A1      2,500    Rensselaer Tobacco Asset Sec. Corp., New York Tobacco Settlement Rev.,
                   Ser. A, 5.75%, 6/01/43 ...........................................................    6/12 @ 100       2,439,000
A1      5,000    Rockland Tobacco Asset Sec. Corp., New York Tobacco Settlement Rev.,
                   5.75%, 8/15/43 ...................................................................    8/12 @ 100       4,877,650
AA-     5,000    Triborough Bridge and Tunl. Auth. Rev., Gen. Purp., Ser. A, 5.00%, 1/01/32 .........    1/12 @ 100       4,734,600
AA      2,500    Westchester Cnty. Ind. Dev. Agcy. Rev., Winward Sch. Civic Fac., 5.25%,
                   10/01/31, RADIAN .................................................................   10/11 @ 100       2,427,450
                                                                                                                       ------------
                                                                                                                        218,280,524
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                                                        OPTION CALL        VALUE
RATING*    (000)                              DESCRIPTION                                                PROVISIONS       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                 PUERTO RICO--31.4%
A     $ 5,900    Puerto Rico Comnwlth. Hwy. & Trans. Auth., Trans. Rev., Ser. D, 5.25%, 7/01/38 .....    7/12 @ 100    $  5,873,214
A      14,000    Puerto Rico Comnwlth. Pub. Impvt., G.O., Ser. A, 5.125%, 7/01/31 ...................    7/11 @ 100      13,640,060
A      11,380    Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. D, 5.25%, 7/01/36 ...........    7/12 @ 100      11,293,284
                 Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E,
A-     10,000      5.50%, 8/01/29 ...................................................................    2/12 @ 100      10,160,100
A-      7,000      5.70%, 8/01/25 ...................................................................    2/10 @ 100       7,220,430
A-      5,750      5.75%, 8/01/30 ...................................................................    2/07 @ 100       5,854,420
                                                                                                                       ------------
                                                                                                                         54,041,508
                                                                                                                       ------------
                 TOTAL LONG-TERM INVESTMENTS (COST $276,196,092) ....................................                   272,322,032
                                                                                                                       ------------
                 SHORT-TERM INVESTMENTS**--3.0%

A1+     2,200    New York City, G.O., Ser. B, 1.55%, 5/01/02, FRDD ..................................        N/A          2,200,000
A1+     2,950    New York St. Energy Research & Dev. Auth. P.C.R., NY St. Elec. & Gas Corp.,
                   Ser. C, 1.55%, 5/01/02, FRDD .....................................................        N/A          2,950,000
                                                                                                                       ------------
                 Total Short-Term Investments (cost $5,150,000) .....................................                     5,150,000
                 TOTAL INVESTMENTS--161.2% (COST $281,346,092) ......................................                   277,472,032
                 Other assets in excess of liabilities--2.5% ........................................                     4,459,106
                 Preferred stock at redemption value, including dividends payable--(63.7)% ..........                  (109,770,746)
                                                                                                                       ------------
                 NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .................................                  $172,160,392
                                                                                                                       ============

----------


*  Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

+ Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt fromregistration to qualified institutional buyers. As of April 30, 2002, the Trust held 11.8% of its net assets in securities restricted as to sale.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $281,346,092) (Note 1) ..............  $277,472,032
Cash ............................................................       994,715
Interest receivable .............................................     4,533,720
Other assets ....................................................        10,148
                                                                   ------------
                                                                    283,010,615
                                                                   ------------
LIABILITIES
Dividends payable--common shares ................................       912,182
Investment advisory fee payable (Note 2) ........................        80,514
Deferred Trustees fees (Note 1) .................................         2,958
Other accrued expenses ..........................................        83,823
                                                                   ------------
                                                                      1,079,477
                                                                   ------------
PREFERRED STOCK AT REDEMPTION VALUE
$.001 par value per share and $25,000
  liquidation value per share applicable
  to 4,390 shares, including dividends
  payable (Note 1 & 4) ..........................................   109,770,746
                                                                   ------------
NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS ....................................................  $172,160,392
                                                                   ============
Composition of net assets applicable to common shareholders:
    Par value (Note 4) ..........................................  $     12,484
    Paid-in capital in excess of par ............................   177,133,843
  Undistributed net investment income (Note 1) ..................       229,215
  Accumulated net realized loss .................................    (1,341,090)
  Net unrealized depreciation (Note 1) ..........................    (3,874,060)
                                                                   ------------
Net assets applicable to common shareholders,
  April 30, 2002 ................................................  $172,160,392
                                                                   ============
Net asset value per common share of
  beneficial interest:
  ($172,160,392 / 12,483,505 common shares
  of beneficial interest issued and outstanding) ................        $13.79
                                                                         ======

--------------------------------------------------------------------------------
BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (Note 1) ...............................................  $7,556,038
                                                                     ----------
Expenses
  Investment advisory .............................................     832,033
  Auction agent ...................................................     156,875
  Registration ....................................................      37,375
  Custodian .......................................................      35,351
  Reports to shareholders .........................................      23,431
  Independent accountants .........................................      17,816
  Trustees ........................................................      15,609
  Transfer agent ..................................................      11,651
  Legal ...........................................................       1,883
  Miscellaneous ...................................................      23,793
                                                                     ----------
    Total expenses ................................................   1,155,817
  Less fees waived by Advisor (Note 2) ............................    (346,680)
  Less fees paid indirectly (Note 2) ..............................     (30,441)
                                                                     ----------
  Net expenses ....................................................     778,696
                                                                     ----------
Net investment income .............................................   6,777,342
                                                                     ----------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments ..................................  (1,272,176)
Net change in unrealized appreciation
  on investments ..................................................  (2,920,721)
                                                                     ----------
Net loss on investments ...........................................  (4,192,897)
                                                                     ----------
DIVIDENDS TO PREFERRED SHAREHOLDERS
FROM NET INVESTMENT INCOME ........................................    (816,276)
                                                                     ----------
NET INCREASE IN NET ASSETS APPLICABLE
TO COMMON SHAREHOLDERS RESULTING
FROM OPERATIONS ...................................................  $1,768,169
                                                                     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  FOR THE PERIOD
                                                     SIX MONTHS   JULY 27, 2001*
                                                        ENDED        THROUGH
                                                      APRIL 30,     OCTOBER 31,
                                                        2002          2001(1)
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE
TO COMMON SHAREHOLDERS

OPERATIONS:
  Net investment income ........................... $  6,777,342   $  1,712,744
  Net realized gain/loss on investments ...........   (1,272,176)       (68,914)
  Net change in unrealized appreciation
    on investments ................................   (2,920,721)      (953,339)
  Dividends to preferred shareholders from net
    investment income .............................     (816,276)      (140,446)
  Dividends to preferred shareholders in excess
    of net investment income ......................           --        (21,856)
                                                    ------------   ------------
    Net increase in net assets resulting
      from operations .............................    1,768,169        528,189
                                                    ------------   ------------
DIVIDENDS TO COMMON SHAREHOLDERS:
  From net investment income ......................   (5,465,316)    (1,572,298)
  In excess of net investment income ..............           --       (244,679)
                                                    ------------   ------------
    Total dividends ...............................   (5,465,316)    (1,816,977)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares .           --    153,176,800
  Common shares issued in connection with the
    reinvestment of common dividends ..............      747,173         15,854
  Net proceeds from underwriters' over-allotment
    option exercised ..............................           --     23,206,500
                                                    ------------   ------------
    Net proceeds from capital share transactions ..      747,173    176,399,154
                                                    ------------   ------------
    Total increase (decrease) .....................   (2,949,974)   175,110,366
                                                    ------------   ------------
NET ASSETS
Beginning of period ...............................  175,110,366             --
                                                    ------------   ------------
End of period (including undistributed and
  distributions in  excess of net investment
  income of $229,215 and $266,535, respectively) .. $172,160,392   $175,110,366
                                                    ============   ============

----------
*    Commencement of investment operations (Note 1).

(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      FOR THE
                                                                       PERIOD
                                                                      JULY 27,
                                                         SIX MONTHS    2001(1)
                                                            ENDED     THROUGH
                                                          APRIL 30,  OCTOBER 31,
                                                            2002      2001(2,3)
                                                          --------    --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) ................  $  14.09    $  14.33
                                                          --------    --------
Investment operations:
  Net investment income ................................      0.54        0.15
  Net realized and unrealized gain (loss)
    on investments .....................................     (0.33)      (0.08)
  Dividends and distributions to preferred
    shareholders from:
    Net investment income ..............................     (0.07)      (0.01)
    In excess of net investment income .................        --     (0.00)5
                                                          --------    --------
Net increase (decrease) from investment operations .....      0.14        0.06
                                                          --------    --------
Dividends and distributions to common
  shareholders from:
    Net investment income ..............................     (0.44)      (0.14)
    In excess of net investment income .................        --       (0.02)
                                                          --------    --------
Total dividends and distributions ......................     (0.44)      (0.16)
                                                          --------    --------
Capital charges with respect to issuance of:
  Common shares ........................................        --       (0.03)
  Preferred shares .....................................        --       (0.11)
                                                          --------    --------
Total capital charges ..................................        --       (0.14)
                                                          --------    --------
Net asset value, end of period(4) ......................  $  13.79    $  14.09
                                                          ========    ========
Market Value, End of Period(4) .........................  $  13.94    $  14.62
                                                          ========    ========
TOTAL INVESTMENT RETURN6 ...............................     (1.56)%     (5.58)%
                                                          ========    ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:(7,8)
Expenses after fee waiver and fees paid indirectly .....      0.91%       0.73%
Expenses before fee waiver and fees paid indirectly ....      1.35%       1.03%
Net investment income after fee waiver, fees paid
  indirectly and before preferred share dividends ......      7.91%       3.93%
Preferred share dividends ..............................      0.95%       0.37%
Net investment income available to common
  shareholders .........................................      6.96%       3.56%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ........  $172,746    $163,077
Portfolio turnover .....................................        21%          2%
Net assets of common shareholders,
  end of period (000) ..................................  $172,160    $175,110
Preferred shares outstanding (000) .....................  $109,750    $109,750
Asset coverage per preferred share, end of period ......  $ 64,222    $ 64,894

----------
(1) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. Net asset value immediately after the closing of the first public offering was $14.30 (Note 1).
(2)  Calculated using the average shares method.
(3) Prior periods have been restated to conform to the current period's presentation under the provisions of EITF D-98.
(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(5)  Amount is less than $0.005 per share.
(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.
(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.
(8)  Annualized.

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK NEW YORK
MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock New York Municipal Income Trust (the "Trust") was organized as a Delaware business trust on March 30, 2001, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until July 16, 2001, when it sold 8,028 common shares for $115,001 to BlackRock Advisors, Inc. Investment operations commenced on July 27, 2001. The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to share holders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required. DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on May 24, 2001, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations. CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR AMPS: In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trust has reclassified its Auction Market Preferred Shares ("AMPS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to AMPS shareholders are now classified as a component of the net assets resulting from operations on the statement of operations and changes in net assets and as a component of the investment operations in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the

Trust's average weekly managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the preferred shares is not a liability. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended April 30, 2002 and for the period ended October 31, 2001 were $485,353 and $177,970, respectively.

     The Advisor has voluntarily agreed to waive receipt of a portion of the investment management fee or other expenses of the Trust in the amount of 0.25% of average weekly managed assets for the first 5 years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and 0.05% in year
9. Pursuant to the agreement, the Advisor waived fees $346,680 during the six months ended April 30, 2002.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor and pays occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

     Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the six months ended April 30, 2002, were approximately $30,441.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 aggregated $59,083,094 and $62,291,254, respectively.

     The Federal income tax basis of the Trust's investments at April 30, 2002, was $281,345,859, and accordingly, net unrealized depreciation was $3,873,827 (gross unrealized appreciation-- $398,197, gross unrealized depreciation-- $4,272,024).

NOTE 4. CAPITAL

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. The Trust may classify or reclassify any uninsured common shares of beneficial interest into one or more series of preferred shares. Of the 12,483,505 common shares of beneficial interest outstanding at April 30, 2002, the Advisor owned 8,199 shares.

     Transactions in common shares of beneficial interest for the period July 27, 2001 (commencement of investment operations) to October 31, 2001, were as follows:

     Shares issued in connection with
        initial public offering                                  10,808,028
     Shares issued in connection with
        the exercise of the underwriters'
        over-allotment option                                     1,620,000
     Shares issued in connection
        with the reinvestment of
        common dividends                                              1,134
                                                                 ----------
     Net increase in shares outstanding                          12,429,162
                                                                 ==========

     During the six months ended April 30, 2002, the Trust issued 54,343 common shares of beneficial interest under its Dividend Reinvestment Plan.

     Offering costs of $357,600 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

     On October 5, 2001, the Trust reclassified 4,390 common shares of beneficial interest and issued two series of Auction Market Preferred Shares ("preferred shares") Series W7--2,195 and Series F7--2,195. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. Underwriting discounts of $1,097,500 and offering costs of $193,101 incurred in connection with the preferred share offering have been charged to paid-in capital in excess of par of the common shares.

     Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 1.24% to 2.00% during the six months ended April 30, 2002.

     The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940 requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to April 30, 2002, the Board of Trustees of the Trust declared a dividend of $0.073125 per common share payable June 3, 2002, to shareholders of record on May 15, 2002.

     For the period May 1, 2002 through May 31, 2002, dividends declared on preferred shares totaled $166,293.

--------------------------------------------------------------------------------
                    BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share ("NAV") is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if, the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

--------------------------------------------------------------------------------
                    BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Shareholders was held May 23, 2002 to vote on the following matter:

To elect two Trustees as follows:

TRUSTEE:                                CLASS           TERM          EXPIRING
--------                                -----           ----          --------
Richard E. Cavanagh                       I            3 years          2005
James Clayburn La Force, Jr.              I            3 years          2005
     Trustees whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

     Shareholders elected the two Trustees. The results of the voting were as follows:
                                     VOTES FOR*    VOTES AGAINST*   ABSTENTIONS*
                                     ----------    --------------   ------------
Richard E. Cavanagh                       3,370          --                 --
James Clayburn La Force, Jr.         12,212,906          --            172,683

----------
* The votes represent common and preferred shareholders voting as a single class except for Richard E. Cavanagh who was voted on and elected by the preferred shareholders only.

     Laurence D. Fink, Chairman of the Trust's Board of Trustees, and certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor: Laurence D. Fink--Chief Executive
Officer of the Advisor and Chairman and CEO of the Sub-Advisor, Ralph L. Schlosstein--Director and President of the Advisor and the Sub-Advisor, Robert
S. Kapito--Director and Vice Chairman of the Advisor and Vice Chairman of the Sub-Advisor, Kevin M. Klingert--Director and Managing Director of the Advisor and Managing Director of the Sub-Advisor, Henry Gabbay--Managing Director of the Advisor and the Sub-Advisor, Anne Ackerley--ManaginG Director of the Advisor and the Sub-Advisor, Richard M. Shea and James Kong--Managing Directors of the Sub-Advisor.

--------------------------------------------------------------------------------
                    BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVES

The BlackRock New York Municipal Income Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of New York Municipal Obligations, which include debt obligations issued by the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal and New York income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred shares to leverage the portfolio. See "Leverage Considerations in the Trust".

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

The Trust employs leverage primarily through the issuance of preferred shares. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objective of the Trust is to provide current income that is exempt from regular Federal income tax and New York State and New York City personal income taxes, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred shares, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNY) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

HIGH YIELD RISK. The Trust may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. The Trust's investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                    BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares  and trades on a stock  exchange.  The
                         Trust   invests  in  a  portfolio  of   securities   in
                         accordance with its stated investment objectives and policies.

DISCOUNT:                When a Trust's  net  asset  value is  greater  than its
                         market price the Trust is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end Trust, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities   and  other   assets  held  by  the  Trust,
                         including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                         STREET JOURNAL on Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------    -----
The BlackRock Income Trust Inc.                                   BKT      N/A
The BlackRock North American Government Income Trust Inc.         BNA      N/A
The BlackRock High Yield Trust                                    BHY      N/A
BlackRock Core Bond Trust                                         BHK      N/A
BlackRock Strategic Bond Trust                                    BHD      N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                           BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT     12/04
The BlackRock Advantage Term Trust Inc.                           BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT     12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------    -----
The BlackRock Investment Quality Municipal Trust  Inc.            BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY      N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS      N/A
The BlackRock Strategic Municipal Trust                           BSD      N/A
BlackRock California Municipal Income Trust                       BFZ      N/A
BlackRock Municipal Income Trust                                  BFK      N/A
BlackRock New York Municipal Income Trust                         BNY      N/A
BlackRock New Jersey Municipal Income Trust                       BNJ      N/A
BlackRock Florida Municipal Income Trust                          BBF      N/A
BlackRock New York Municipal Bond Trust                           BQH      N/A
BlackRock Virginia Municipal Bond Trust                           BHV      N/A
BlackRock Florida Municipal Bond Trust                            BIE      N/A
BlackRock Municipal Bond Trust                                    BBK      N/A
BlackRock Maryland Municipal Bond Trust                           BZM      N/A
BlackRock New Jersey Municipal Bond Trust                         BLJ      N/A
BlackRock California Municipal Bond Trust                         BZA      N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                    BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT     12/10
BlackRock California Municipal 2018 Term Trust                    BJZ     12/18
BlackRock New York Municipal 2018 Term Trust                      BLH     12/18
BlackRock Municipal 2018 Term Trust                               BPK     12/18


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 277-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor")manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:
PNC), and is majority-owned by PNC and by BlackRock employees.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, some of which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

---------
BlackRock
---------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

SUB ADVISOR
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, NY 10022

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

AUCTION AGENT
The Bank of New York
5 Penn Plaza, 13th Floor
New York, NY 10001

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036
LEGAL COUNSEL - INDEPENDENT TRUSTEES

Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

   Statements and other information contained in this report are as dated and are subject to change.

                               BLACKROCK NEW YORK
                             MUNICIPAL INCOME TRUST
                          c/o BlackRock Advisors, Inc.
                              100 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM

                                                                     09248L-10-6
                                                                     09248L-20-5
[RECYCLE LOGO] Printed on recycled paper                             09248L-30-4


---------
BlackRock
---------
NEW YORK
MUNICIPAL
INCOME TRUST
==========================
SEMI-ANNUAL REPORT
APRIL 30, 2002


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